UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

March 13, 2008

Homeland Safety Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 N. Glebe Road, Ste. 550, Arlington, Virginia	22201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 13, 2008, Homeland Security Capital Corporation (the “Company”) entered into an Agreement and Plan of Merger and Stock Purchase Agreement (the “Merger Agreement”) with Safety & Ecology Holdings Corporation (“Safety”), HSCC Acquisition Corp. (“MergerSub”) and certain persons named therein.

Pursuant to the Merger Agreement, (1) the Company purchased 10,550,000 shares of Safety Series A Convertible Preferred Stock (the “Preferred Shares”) for an aggregate purchase price of $10,550,000 and (2) MergerSub was merged with and into Safety (the "Merger"), with Safety surviving the Merger. Immediately following the Merger, the Company controlled 100% of the voting power of Safety.

The Merger Agreement has been amended (the “Amendment”) to reflect that effective control of Safety was transferred to the Company as of March 1, 2008 and to modify certain other provisions.

As described in the Form 8-K originally filed with the SEC on March 19, 2008, the Merger Agreement contains representations and warranties the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

The foregoing description of the Merger Agreement and the Amendment is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (filed March 19, 2008), and the Amendment, a copy of which is filed as Exhibit 2.2 hereto, and all of which are incorporated by reference herein in their entirety.

(c) Exhibits:

Exhibit	Description	Location
Exhibit 2.1	Agreement and Plan of Merger and Stock Purchase Agreement, dated March 13, 2008, by and among Safety & Ecology Holdings Corporation, HSCC Acquisition Corp. and certain other persons named therein.	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 19, 2008

Exhibit 2.2	Amendment No. 1 to the Agreement and Plan of Merger and Stock Purchase Agreement by and among Safety & Ecology Holdings Corporation, HSCC Acquisition Corp. and certain other persons named therein.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2008	HOMELAND SECURITY CAPITAL CORPORATION

By: /s/ C. Thomas McMillen
Name: C. Thomas McMillen
Title: President and Chief Executive Officer